UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2026

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39464	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(Address of principal executive offices) (zip code)

(817) 850-9200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amendment to Credit Agreement

On June 30, 2026, HighPeak Energy, Inc. (the “Company”), as borrower, Fifth Third Bank, National Association, as administrative agent, the guarantors party thereto and the lenders party thereto entered into that certain Fourth Amendment to Credit Agreement (the “Fourth Credit Agreement Amendment”), which upon effectiveness, amended that certain Credit Agreement, dated as of November 1, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified by the Fourth Credit Agreement Amendment, the “Credit Agreement”), by and among the Company, Fifth Third Bank, National Association, as administrative agent, the guarantors party thereto and the lenders party thereto to, which, among other things, amended the Total Net Leverage Ratio not to exceed 2.25 to 1.00 for the fiscal quarter ending June 30, 2026.

The foregoing description of the Fourth Credit Agreement Amendment is qualified in its entirety by reference to the Fourth Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Third Amendment to Term Loan Credit Agreement

On June 25, 2026, the Company, as borrower, the guarantors party thereto, Texas Capital Bank (“TCB”), as administrative agent, Chambers Energy Management, LP (“Chambers”), as collateral agent, and certain lenders from time to time party thereto, entered into that certain Third Amendment to Credit Agreement (“Third Term Loan Amendment”), which upon effectiveness amended that certain credit agreement, dated as of September 12, 2023, by and among the Company, the guarantors party thereto, TCB, as administrative agent, Chambers, as collateral agent, and the lenders from time to time party thereto, which, among other things, amended the Total Net Leverage Ratio not to exceed 2.25 to 1.00 for the fiscal quarter ending June 30, 2026.

The foregoing description of the Third Term Loan Amendment is qualified in its entirety by reference to the Third Term Loan Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference. The descriptions set forth in Item 1.01 and this Item 2.03 are qualified in their entirety by the full texts of the Fourth Credit Agreement Amendment and the Third Term Loan Amendment, each of which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1
Fourth Amendment to Revolving Credit Agreement, dated June 30, 2026, by and among HighPeak Energy, Inc., as borrower, Fifth Third Bank, National Association, as administrative agent, the guarantors party thereto and the lenders party thereto.

10.2
Third Amendment to Credit Agreement, dated June 25, 2026, by and among HighPeak Energy, Inc., as borrower, the guarantors party thereto, Texas Capital Bank, as administrative agent, Chambers Energy Management, LP, as collateral agent, and certain lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.
Date: June 30, 2026
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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